UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Hyperfine, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HYPERFINE, INC. 351 NEW WHITFIELD ST. GUILFORD, CONNECTICUT 06437, UNITED STATES Your Vote Counts! HYPERFINE, INC. 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET V91435-P50790 You invested in HYPERFINE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held virtually via live audio webcast on May 21, 2026. Get informed before you vote View the Notice, Proxy Statement, Form of Proxy and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 21, 2026 10:00 a.m. Eastern Time www.virtualshareholdermeeting.com/HYPR2026 *Please check the meeting materials for any special requirements for meeting attendance.

List Paragraph;Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1.Election of Directors 1a. Daniel J. Wolterman For 1b. Maria Sainz For 1c. John Dahldorf For 1d. Ruth Fattori For 1e. Jonathan M. Rothberg, Ph.D. For 2.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm forthe fiscal year ending December 31, 2026. For